UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

HOLLY BROTHERS PICTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55018	46-2111820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

8221 E. Washington Street, Chagrin Falls, OH 44023

(Address of principal executive offices and zip code)

(440) 543-4645

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

One February 15, 2018 and February 26, 2018, Holly Brothers Pictures, Inc. (the “Company”) entered into promissory notes with certain accredited investors pursuant to which the Company borrowed an aggregate of $318,327. The promissory notes accrue interest at 10% per annum and mature on September 30, 2018.

Item 3.02

Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 is incorporated herein by reference. The issuances of the promissory notes described in Item 2.03 were made pursuant to Section 4(a)(2) of the Securities Act since the foregoing issuances and sales did not involve a public offering, the recipients took the securities for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipients were “accredited investors” as defined in the Securities Act.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on the Company’s Form 8-K dated February 2, 2018, on January 29, 2018, the Company entered into an at-will employment agreement with Colonel Brent Willson USMC Retired pursuant to which Col Willson agreed to serve as Chief Executive Officer and President of the Company commencing on such date. The agreement provided for an annual salary of $150,000.  On February 15, 2018, the Company entered into a consulting agreement with Canmore International, Inc., which is affiliated with Col Willson, pursuant to which it agreed to pay Canmore consulting fees of $8,333 per month.  On such date, the Company and Col Willson agreed to amend Col Willson’s employment agreement to reduce his annual salary to $50,000.

The foregoing description of the consulting agreement and amendment and does not purport to be complete and is qualified in its entirety by reference to the consulting agreement and amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 8.01

Other Events.

Effective February 28, 2018, the Company’s ticker symbol was changed to “MINR”.

On or about March 2, 2018, Pioneer Group, LLC and Black Car, Inc. commenced a lawsuit against the Company in San Diego Superior Court, in connection with outstanding and overdue debt obligations in principal amount of $570,200 (including accrued and unpaid interest the total outstanding obligation is $743,169) of our wholly owned subsidiary, Power Blockchain, LLC.  The Company has begun to engage in settlement discussions with the plaintiffs in this matter, although there is no assurance it will be successful in settling the lawsuit.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement between Holly Brothers Pictures, Inc. and Canmore International, Inc. dated February 15, 2018
10.2	Amendment to the Employment Agreement between Holly Brothers Pictures, Inc. and Brent Willson dated February 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY BROTHERS PICTURES, INC.

Date: March 9, 2018

By: /s/ Brent Willson
Brent Willson, CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consulting Agreement between Holly Brothers Pictures, Inc. and Canmore International, Inc. dated February 15, 2018
10.2	Amendment to the Employment Agreement between Holly Brothers Pictures, Inc. and Brent Willson dated February 15, 2018

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